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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 1, 2001
                                                 -------------------------------

                         CREDENCE SYSTEMS CORPORATION
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            (Exact name of registrant as specified in its charter)


               Delaware                  000-22366           94-2878499
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     (State or other jurisdiction       (Commission         (IRS Employer
          of incorporation)             File Number)      Identification No.)

            215 Fourier Avenue, Fremont, California                  94539
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            (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (510) 657-7400
                                                   -----------------------------
                                     None
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         (Former name or former address, if changed since last report)
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Item 5. Other Events.


     On May 16, 2001, the Registrant executed a definitive agreement for the registrant's acquisition of Integrated Measurement Systems, Inc. and executed a shareholder agreement with Cadence Design Systems, Inc. relating to the merger. On June 1, 2001 the parties to the Agreement and Plan of Merger and Reorganization decided that it was in the best interests of all parties to amend the Agreement and Plan of Merger and Reorganization and to amend and restate the Shareholder Agreement.

Item 7. Exhibits.

     Amendment No. 1 to the Agreement and Plan of Merger and Reorganization, dated June 1, 2001, by and among the registrant, Iguana Acquisition Corporation and Integrated Measurement Systems, Inc.

     Amended and Restated Shareholder Agreement, dated June 4, 2001, by and among the registrant, Iguana Acquisition Corporation and Cadence Design Systems, Inc.
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CREDENCE SYSTEMS CORPORATION
                                   ----------------------------
                                   (Registrant)


Date:  June 4, 2001                By /s/ Graham J. Siddall
                                      -------------------------

                                   Name:  Graham J. Siddall
                                   Title: Chief Executive Officer and President
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                               INDEX TO EXHIBITS

    Exhibit No.                    Description
    -----------                    -----------
     2.15(1)        Agreement and Plan of Merger and Reorganization, dated May
                    16, 2001, by and among the registrant, Iguana Acquisition
                    Corporation and Integrated Measurement Systems, Inc.        _______________________

     2.16           Amendment No. 1 to the Agreement and Plan of Merger and
                    Reorganization, dated June 1, 2001, by and among the
                    registrant, Iguana Acquisition Corporation and Integrated
                    Measurement Systems, Inc.                                   _______________________

     10.36          Amended and Restated Shareholder Agreement, dated June 4,
                    2001, by and among the registrant, Iguana Acquisition
                    Corporation and Cadence Design Systems, Inc.

(1) Incorporated by reference to an exhibit to the Company's Current Report on Form 8-K as filed with the Commission on May 17, 2001.